UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017 (December 23, 2016)

FORM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, filed on December 23, 2016 (the “Initial Form 8-K”), to provide the historical financial statement information of XpresSpa and the pro forma financial information referred to in parts (a) and (b) of Item 9.01 below relating to the Merger (as defined below).

As previously reported, on December 23, 2016, FHXMS, LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of FORM Holdings Corp., a Delaware corporation (“FORM”), merged with and into XpresSpa Holdings, LLC, a Delaware limited liability company (“XpresSpa”), with XpresSpa being the surviving entity and a wholly-owned subsidiary of FORM, pursuant to the terms and conditions of the previously announced Agreement and Plan of Merger, dated as of August 8, 2016, as subsequently amended on September 8, 2016 and October 25, 2016, by and among FORM, Merger Sub, XpresSpa, the unitholders of XpresSpa who are parties thereto or who become parties thereto (the “Unitholders”) and Mistral XH Representative, LLC, as representative of the Unitholders (the “Merger”).

Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of XpresSpa as of and for the years ended December 31, 2015 and 2014, together with the report of BDO USA, LLP with respect thereto, and the unaudited consolidated financial statements of XpresSpa as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015, are included as Exhibit 99.1 attached hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated and condensed financial statements as of September 30, 2016 and for the nine months ended September 30, 2016 and the unaudited pro forma consolidated and condensed statement of operations for the year ended December 31, 2015 are included as Exhibit 99.2 attached hereto and are incorporated herein by reference.

(d) Exhibits

Number	Description of Exhibits
23.1	Consent of BDO USA, LLP relating to XpresSpa’s financial statements as of and for the years ended December 31, 2015 and 2014.
99.1

The audited consolidated financial statements of XpresSpa as of December 31, 2015 and 2014, and for each of the two years in the year ended December 31, 2015, and the related report of BDO USA, LLP with respect thereto and the unaudited consolidated financial statements of XpresSpa as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015.

99.2	The unaudited pro forma consolidated and condensed financial statements as of September 30, 2016 and for the nine months ended September 30, 2016 and unaudited pro forma consolidated and condensed statement of operations for the period ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORM HOLDINGS CORP.

Dated: March 7, 2017	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer